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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 24, 2005
                                                           -------------

                               OC FINANCIAL, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                 000-51209                 20-2111183
-----------------------------     -----------             ----------------
(State or Other Jurisdiction)     (Commission             (I.R.S. Employer
      of Incorporation)            File No.)             Identification No.)


6033 Perimeter Drive, Dublin, Ohio                              43017
----------------------------------                              -----
 (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (800) 687-6228
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     (b) H. Stewart Fitz Gibbon III resigned as Vice President and Chief Financial Officer of OC Financial, Inc. (the "Company") and its wholly owned subsidiary, Ohio Central Savings effective June 24, 2005. Mr. Fitz Gibbon has accepted employment with another Ohio-based financial institution.

     The Company, also on June 24, 2005, appointed Robert W. Hughes, the Company's Chairman, President and Chief Executive Officer, as acting Chief Financial Officer while it conducts a search for Mr. Fitz Gibbon's permanent successor.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                OC FINANCIAL, INC.



DATE: June 28, 2005                      By:    /s/ Robert W. Hughes
                                                --------------------------------
                                                Robert W. Hughes
                                                Chairman, President and
                                                Chief Executive Officer